UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  03/12/10
(Date of earliest event reported)

PENSECO FINANCIAL SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

000-23777 (Commission File Number)
PA	23-2939222
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848
(Address of principal executive offices) (Zip Code)

(570) 346 – 7741
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

US2008 1162213.1

Item 2.02 Results of Operations and Financial Condition.

On March 12, 2010, Penseco Financial Services Corporation (“the Company”) issued a press release announcing the Company’s financial results for the three and twelve month periods ended December 31, 2009. The press release is included as exhibit 99.1 to this current report and is furnished herewith.

Item 9.01 Financial Statements and Exhibits

(d.)              Exhibits

99.1	Press Release, dated March 12, 2010, announcing the Company’s financial results for the three and twelve month periods ended December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penseco Financial Services Corporation

Date: March 12, 2010	By:	/s/ Craig W. Best
Name: Craig W. Best
Title: President and CEO (Principal Executive Officer)